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                                                                  EXHIBIT 10.37
                                 TRUST AGREEMENT

         This Trust Agreement ("Agreement") is made as of the 29th day of August, 1997, between AmeriPath, Inc., a Delaware corporation (the "Settlor"), and Jeffrey A. Mossler, M.D.

         ("Mossler"), as trustee (in such capacity, the "Trustee").

         WHEREAS, as of the date hereof, Mossler is a shareholder of Colab, Incorporated Professional Corporation, Anatomical Pathology Service, P.C., and Microdiagnostics, P.C., each of which is an Indiana professional corporation (the "Corporations");

         WHEREAS, each of the Corporations has or will amend its Articles of Incorporation to delete from its stated purposes the rendering of professional services as provided by Ind. Code 23-1.5-4-1 and will thereby cease to be a professional corporation governed by Ind. Code 23-1.5;

         WHEREAS, the Settlor shall enter into a certain Stock Purchase Agreement (the "Stock Purchase Agreement") with Mossler and the other shareholders of the Corporations (collectively, the "Shareholders") pursuant to which the Shareholders shall agree to sell all of the outstanding shares of each of the Corporations to the Settlor on the terms and conditions set forth in the Stock Purchase Agreement; and

         WHEREAS, Settlor seeks to create a trust as provided herein (the "Trust") and seeks to appoint Mossler as the initial Trustee of the Trust.

         NOW, THEREFORE, in consideration of the promises and covenants contained herein, the parties agree to be legally bound as follows:

         1.       CREATION OF THE TRUST; INITIAL TRUSTEE; SUCCESSOR TRUSTEE.

         (a) Name. The Trust shall be named and referred to as the "AmeriPath Indianapolis Trust."

         (b) Initial Trustee. The Settlor hereby appoints Mossler to act as the initial Trustee in accordance with the terms of this Agreement. Mossler hereby accepts such appointment and agrees to act as the Trustee in accordance with the terms of this Agreement.

         (c) Successor Trustee. If Mossler or any Successor Trustee ceases to serve, is removed, or resigns as Trustee pursuant to Section 6 hereof, the Successor Trustee (as defined below) shall be named pursuant to Sections 6(a) and 6(b) of this Agreement, as appropriate. A Successor Trustee shall have all the powers, obligations, and discretions given to the original Trustee. Any person or institution may rely upon the representations of a Successor Trustee, as to its authority and incumbency, until receiving written instructions to the contrary from the Settlor.

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         2.       PROPERTY IN TRUST.

         (a) Initial Deposit in Trust. Concurrently with the execution of this Agreement, the Settlor is delivering to the Trustee, on behalf of the Trust, One Thousand Dollars ($1,000) (the "Initial Trust Estate"). The Trustee acknowledges receipt of the Initial Trust Estate. The Trustee agrees that it will hold, manage, and distribute the Initial Trust Estate and all other property of any kind that becomes a part of the Trust in accordance with this Agreement for the primary benefit of the Settlor. Settlor hereby directs the Trustee to organize and become the member of a limited liability company to be named "AmeriPath Indianapolis, LLC."

         (b) Other Additions to the Trust. At any time, the Settlor may add property to the Trust. All such additions, however, shall be subject to the Trustee's power to refuse to accept such property if, in its sole discretion, it determines that such property would cause the Trustee to incur liability under any federal, state, or local law or regulation.

         3.       WITHDRAWAL, TERMINATION, AND MODIFICATION.

         (a) Withdrawal. The Settlor reserves the right at any time without the consent of the Trustee to withdraw any asset of the Trust or to terminate the Trust by written instrument delivered personally or by certified mail, return receipt requested, to the Trustee; provided, however, that no withdrawal shall be made that is inconsistent with applicable law.

         (b) Modification. The Settlor reserves the right at any time without the consent of the Trustee to modify this Agreement in any respect by delivery personally or by certified mail, return receipt requested, of a written modification to the Trustee; provided, however, that any modification affecting the powers or obligations of the Trustee shall be subject to the written approval of the Trustee, who, upon disagreement with said modifications, shall be deemed to have resigned its office as Trustee; and provided, further that no modification shall be made that is inconsistent with applicable law.

         (c) Termination of Trust Agreement. This Agreement and the Trust created hereunder shall continue until the earlier of (i) the date specified in a written notice given to the Trustee by the Settlor, and (ii) 21 years after the death of the last survivor of the descendants of the late King George V of the United Kingdom of Great Britain and Northern Ireland who were living on the date hereof, but if any rights, privileges, or options hereunder shall be or become valid under applicable law for a period subsequent to the twenty-first
(21st) anniversary of the death of such last survivor (or, without limiting the generality of the foregoing, if legislation shall become effective providing for the validity or permitting the effective grant of such rights, privileges, and options for a period in gross exceeding the period for which such rights, privileges, and options are hereinabove stated to extend and be valid), then such right, privileges, or options shall not terminate as aforesaid but shall extend to and continue in effect, but only if such nontermination and extension shall then be valid under applicable law, until such time as the same shall, under applicable law, cease to be valid.

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         (d)      Actions by the Trustee upon Termination. Upon termination of this Agreement and the Trust created hereby, the Trustee shall take such action as may be specified in writing by the Settlor to transfer any or all of the assets of the Trust (the "Assets") to the Settlor.

         (e) Compliance with Laws. The Settlor agrees not to exercise any right reserved in Section 3(a), 3(b), or 3(c) hereof in a manner that could foreseeably result in a violation of any Laws (as hereinafter defined) by any one or more of the Settlor, the Corporations, the Shareholders, the Trustee, or Mossler.

         4.       DISTRIBUTIONS FROM TRUST.

         (a) Distribution of Income. The Trustee shall distribute the net income of the Trust, if any, to the Settlor at such times and in such amounts as the Settlor directs in writing.

         (b) Distribution of Property or Principal. The Trustee shall pay or distribute the property or principal of the Trust to the Settlor at such times and in such amounts as the Settlor directs in writing; provided, however, that no distribution shall be made that is inconsistent with applicable law.

         5.       POWERS AND OBLIGATIONS OF TRUSTEE.

         (a) Powers. The Trustee, as a fiduciary, shall have, subject to the restrictions set forth in this Section 5 and in addition to all other powers granted to the Trustee by law, the powers set forth in this Section 5. The Trustee shall have such powers without giving bond and without being supervised by any court.

                  (i) General Powers Over Trust Funds. The Trustee may not distribute, sell, transfer, pledge, or exchange any or all of the Assets without the prior written consent of Settlor; but otherwise has full power and authority to do everything in the management and for the preservation of the Assets that it considers proper and for the best interests of the Trust.

                  (ii) Authority to Hold Interest in Limited Liability Company. The Trustee has the authority to hold the membership interest in AmeriPath Indianapolis, LLC, on behalf of the Trust, but the Trustee does not, in the Trustee's individual capacity, have any responsibility to maximize the value of such membership interest.

                  (iii) Fiduciary Responsibility. The Trustee shall not be held responsible for any loss sustained by the Trust through any error of judgment made in good faith, but shall be liable only for the Trustee's own willful misconduct, gross negligence, or breach of good faith. The Trustee shall not be personally liable upon any debt of or claim against the Trust unless personal liability has been expressly assumed in writing by the Trustee.

                  (iv) Practice of Medicine. It is anticipated that the Assets shall include a membership interest in one or more limited liability companies. Nothing contained in any provision

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of this Agreement shall be construed so as to constitute the practice of medicine by the Trust, the Trustee, or the Settlor.

                  (v) Indemnification. The Settlor shall indemnify the Trustee, in the Trustee's individual capacity, from any liability, loss, claim, damage, judgment, award, or expense (including reasonably attorneys' fees and disbursements) arising out of the performance of the Trustee's duties hereunder; provided, however, that Settlor shall have no obligation to indemnify the Trustee for Trustee's own willful misconduct, gross negligence, or breach of good faith. The Settlor may provide insurance for the Trustee in such types and amounts as the Settlor deems reasonably necessary. The Trustee's right to indemnification hereunder shall survive any resignation or removal of the Trustee, or any termination of the Trust, with respect to any claim or matter arising out of any action taken or not taken by the Trustee, or any other circumstance or event occurring or existing, on or before the date of any such resignation, removal, or termination.

         (b) Records. The Trustee shall keep such records of Trust transactions as may be requested in writing by the Settlor; and the Settlor, through any executive officer, shall at all reasonable times have the right to inspect the records of the Trust.

         (c) Release of Trustee's Obligation to Examine Records. The Trustee or Successor Trustee shall have no responsibility for inquiring into, reviewing, or auditing the administration of any Asset before such Asset was accepted as Trust property, and a Successor Trustee shall have no liability for any act or omissions of any prior Trustee or prior Successor Trustee regarding the administration of Assets; provided, however, that no Trustee or Successor Trustee shall be relieved of responsibility with reference to its own acts or omissions in any other capacity.

         (d) Action Upon Instructions. Subject to the provisions of Section 8 hereof, upon the written instructions of the Settlor, the Trustee will: (i) give such notice or direction or exercise such right, remedy, or power hereunder or in respect of all or any part of the Assets, as may be specified in such instructions; (ii) take such action to hold, preserve, protect, or otherwise deal with the Assets as may be specified in such instructions; and (iii) exercise the Trust's rights as the member of AmeriPath, Indianapolis, LLC, in such manner as may be specified in such instructions (including exercising rights to consent in writing or otherwise take such actions as under applicable law limited liability companies members are permitted or required to take).

         (e) No Duties Except as Specified in Trust Agreement or Instructions. The Trustee shall not have any duty or obligation to manage, control, use, make any payment in respect of, register, record, insure, inspect, sell, dispose of, or otherwise deal with the Assets, or to otherwise take or refrain from taking any action under or in connection with the Assets, except as expressly provided by the terms of this Agreement or in written instructions from the Settlor, and no implied duties or obligations shall be read into this Agreement against the Trustee.

         (f) Absence of Duties. Except in accordance with written instructions furnished pursuant to Section 5(d) and without limiting the generality of Section 5(e), the Trustee shall have

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no duty to (i) file, record, or deposit this Agreement or any instrument or document described herein or to maintain any such filing, recording, or deposit or to refile, rerecord, or redeposit any such document, (ii) obtain insurance on Assets or effect or maintain any such insurance, (iii) maintain the Assets, (iv) pay or discharge any tax or any lien owing with respect to or assessed or levied against any part of the Assets, other than to forward notice of such tax or lien received by the Trustee to the Settlor, or (v) manage, control, use, sell, dispose of, or otherwise deal with any part of the Assets.

         (g) Reliance; Advice of Counsel. The Trustee shall not incur any liability to any Person in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by him to be genuine and believed by him to be signed by the proper party or parties. The Trustee may accept and rely upon a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter, the manner of ascertainment of which is not specifically prescribed herein, the Trustee may for all purposes hereof rely on an officer's certificate of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Trustee for any action taken or omitted to be taken by him in good faith in reliance thereon. In the administration of the Trusts hereunder, the Trustee may execute any of the trusts or powers hereof and perform his powers and duties hereunder directly or indirectly or through agents or attorneys and may, at the expense of the Trust, consult with counsel, accountants, and other skilled persons to be selected and employed by him, and the Trustee shall not be liable for anything done, suffered, or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants, or other skilled persons and not contrary to express provisions of this Agreement, unless the selection of such counsel, accountants, or other persons shall have been made with negligence, willful misconduct or bad faith.

         6.       SUCCESSOR TRUSTEE AND COMPENSATION.

         (a) Removal of Trustee and Appointment of Successor. Any Trustee may be removed at any time with or without cause by a document signed by the Settlor. The Settlor shall designate and appoint a Successor Trustee or Trustees (a "Successor Trustee") who, to the extent required by law shall be a doctor of medicine duly licensed to practice medicine in the State of Indiana. Any such Successor Trustee shall be appointed in accordance with the terms of this Agreement, and the Settlor shall deliver by certified mail, return receipt requested, a document making such appointment, accompanied by the documents removing the Trustee, to the Trustee being removed, and to such Successor Trustee. The Successor Trustee appointed in accordance with the foregoing shall promptly deliver a written acceptance thereof to the then acting Trustee. All of the Trust property in the possession of the then acting Trustee shall be delivered to the Successor Trustee, together with an accounting of Trust property, receipts, and disbursements (which accounting shall be conducted at the expense of the Settlor); upon so doing, the then acting Trustee shall have no further responsibility or right to administer the Trust. Thereupon, such Successor Trustee shall become vested with all of the Trust property with the same effect as if originally designated as Trustee.

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         (b)      Resignation of Trustee. Mossler, as Trustee, or any Successor
Trustee acting hereunder may resign at any time by giving written notice to the Settlor which resignation shall be effective immediately upon receipt of such notice. In that event, Settlor's Board of Directors shall select a Successor Trustee and Trust Assets shall be transferred in accordance with terms set forth in Section 6(a) above.

         (c) Compensation of Trustee. Any individual serving as Trustee hereunder shall serve without bond. As compensation for all services under this Agreement, the Settlor shall pay to the Trustee, for his individual account, $100 per year (or portion thereof) during the term of this Agreement, payable in arrears on September 30 of each year (commencing September 30, 1998) or earlier removal or resignation of the Trustee or termination of the Trust. The Trustee will be entitled to reimbursement only for actual expenses as Trustee hereunder and the indemnification provided in Section 5 hereof.

         (d) Situs of Trust. Except as otherwise expressly provided herein, the validity, effect, and interpretation of this Agreement, and of the property interests created herein, shall be controlled by the laws of the State of Indiana; such laws shall also govern the administration of the Trust hereunder.

         7. Notice. Any notice required or permitted to be given under this Agreement shall be given by registered or certified mail, return receipt requested in a prepaid envelope, by overnight mail or courier, or by facsimile transmission with receipt acknowledged addressed to the parties as follows (or at other addresses as shall be given in writing by either party to the other):

                  If to Settlor:    AmeriPath, Inc.
                                    800 Cypress Creek Road, Suite 200
                                    Fort Lauderdale, Florida 33334
                                    Attn: James C. New, President

                  If to Trustee:    Jeffrey A. Mossler, M.D.
                                    Community Hospital East
                                    Department of Pathology
                                    1500 North Ritter
                                    Indianapolis, Indiana 46219

         8. NO VIOLATION OF LAW. Nothing in this Agreement shall be construed to impose upon Mossler any requirement if complying with such requirement could foreseeably result in a violation of any law, rule, regulation, order, judgment, award, or determination of any court, arbitrator, governmental or other authority, including the violation of any code of professional ethics or other mandate of the medical profession (collectively, the "Laws"). The Settlor shall not knowingly issue to Mossler any direction or impose on him any requirements, which if performed by Mossler could foreseeably violate the Laws. Without limiting the foregoing, the Settlor shall not have nor exercise any control or discretion over the independent medical acts, decisions, or judgment of Mossler.

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         9.       COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         10. SALE OF THE ASSETS BY THE TRUSTEE IS BINDING. Any sale, transfer, or other conveyance of the Assets or any part thereof by the Trustee made pursuant to the terms of this Agreement shall bind the Settlor and shall be effective to sell, transfer, and convey all right, title, and interest of the Trustee and the Settlor in and to such Assets or any part thereof.

         11. SUCCESSORS AND ASSIGNS. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Settlor and its successors and assigns and the Trustee and his successors, representatives, and assigns, all as herein provided. Any request, notice, direction, consent, waiver, or other instrument or action by each of the parties hereto shall bind the successors and assigns of such party. Upon the death of any individual acting as Trustee hereunder, his estate or other legal representative shall promptly resign as Trustee pursuant to Section 6(b) hereof.

         IN WITNESS WHEREOF, the parties have executed this document as of the date first above written.

                                     AMERIPATH, INC.




                                     By:
                                         -----------------------------------
                                     Its:
                                         -----------------------------------


                                     TRUSTEE




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